united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

EAS Crow Point Alternatives Fund

Annual Report

April 30, 2016

Class A Shares (EASAX)
Class C Shares (EASYX)
Class I Shares (EASIX)

1-877-EAS-0757
(1-877-327-0757)
www.crowpointfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund’s prospectus.

Dear Investor:

Market conditions in 2015 were difficult at best for almost all asset classes. During 2015 market volatility, extreme at times, was driven by uncertainty about growth in China, fears of a currency war between emerging economies, a lengthy and pronounced plunge in oil prices, and dislocations in high yield credit markets, to name just a few factors. We were not immune. While the fund outperformed its peer group (as defined by the Morningstar category) returning -1.72% in 2015 versus -2.58% for the category, the problematic underlying market conditions we saw in 2015 are continuing into 2016, making the investing landscape very difficult still. We continue to position the fund in a defensive manner and have increased the fund’s allocation to short-term, high quality bonds from 20% in 2014 to 30% in 2015, and are likely to increase that in 2016.

Both our fixed income and our outsourced Discovery sleeve’s generated a positive contribution to fund performance in 2015, while our long/short equity sleeve produced negative returns. Our long/short equity sleeve is global in nature, and global stocks were under pressure throughout much of 2015. The MSCI All-Country World Index, a good proxy for our long/short equity sleeve, was down 2.22% in 2015 to name one comparative data points. Many developed international markets were down more than double digits in 2015, and the Emerging Market ishare (EEM) was down 15.4% on an NAV basis during the same period.

Currently many warning signs remain for securities markets. As we write this we are just two weeks removed from Brexit. While we think Brexit and its ramifications are an issue for markets, we are far more concerned by other factors. The Fed, for example. Quantitative Easing and the liquidity injected into markets by the Fed is a distortion in our opinion that could unwind in a manner not favorable to value buyers like us. Also, according to Bloomberg, the multiples being paid for targets in mergers is now at a 10-year high in our opinion an example of markets not grounded in sound fundamentals. The proportion of corporate buybacks to daily volume is abnormally high now, which can suggest that other buyers are on the sidelines waiting (a bullish sign), but to us suggests that current multiples have possibly been propelled by an unsustainable force. Default rates in the US are starting to rise sharply. Lastly, earnings, always the driver for a healthy market, have stagnated since the end of 2013, yet stocks are almost 20% higher. None of that makes us want to be aggressive with the portfolio.

As we indicated last year, while we still rely on outside managers for specialty expertise, we continue to manage the bulk of the Fund’s core strategies in-house. We believe by managing more of the Fund’s strategies directly we can improve performance, control the Fund’s risk profile better, and reduce the Fund’s volatility. Currently, we have reduced the fund’s exposure to the Long/Short Equity strategy we manage directly to less than 50% of the portfolio and, as indicated earlier have increased our ultra-short duration, unconstrained, multi-sector bond strategy to more than 30%.

ACA/Discovery is the outside fund we use for access to event driven alternative strategies and it continues to perform well. It generated a positive return in 2015 and it continues to do that in 2016 at the time of this writing.

Performance and Attribution

As indicated above, our long/short equity strategy is global, as we invest in over 50 different countries. Generally, our equity exposure resembles that of the MSCI ACWI index with respect to geographic and sector concentrations. At the end of the first quarter of calendar year 2016, our geographic equity exposure was as follows: 42% in the North America (down from 44% the year prior), approximately 41% in developed International (up from 35% the prior year), and 16% in the Emerging Markets (down from 21% the year prior). On a sector basis, approximately 17% of the long/short equity sleeve was invested in industrial stocks, 17% in financials, 12% in health care, 15% in information technology, with the remainder roughly evenly split between, materials, utilities, telecoms, and energy. Approximately 5% of the fund is invested in precious metals and commodities currently.

Portfolio Allocation as of April 30, 2016 (rounded to nearest 1%):
Long/Short Equity	43%
Gold, Silver and Other	5%
Cash	2%
Asset-Backed Debt	30%
Other Alternative Strategies	20%

Looking Forward

As indicated above, we remain cautious on equities. Historically, a sharp downward move in interest rates, as we have just seen, has usually led to a recession. We have reduced our long equity exposure and have increased our shorts. We are also increasing the fund’s exposure to other non-equity based alternative strategies in an effort to reduce the fund’s correlation to equity markets further and to generate additional income for shareholders. As always, we welcome questions and inquiries at any time.

Our Best Regards,

Peter DeCaprio

Portfolio Manager

EAS Crow Point Alternatives Fund

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2016

The Fund’s performance figures* for each of the periods ended April 30, 2016, as compared to its benchmark:

			Annualized Since
	One Year	Five Years	Inception**
EAS Crow Point Alternatives Fund - Class A	(5.75)%	(0.29)%	0.58%
EAS Crow Point Alternatives Fund - Class A with load	(10.90)%	(1.42)%	(0.15)%
EAS Crow Point Alternatives Fund - Class C	(6.40)%	(1.04)%	(0.12)%
EAS Crow Point Alternatives Fund - Class I	(5.50)%	(0.03)%	0.83%
HFRI Fund of Funds Conservative Index ***	(3.30)%	1.59%	0.71% (1)

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 3.04%, 3.79% and 2.78% of Class A, Class C and Class I shares, respectively, per the Fund’s August 28, 2015 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.50% and a maximum deferred sales charge on certain sales of 1.00%. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

**	Inception date is August 14, 2008.

***	HFRI Fund of Funds Conservative Index (the “Index”) is an unmanaged index. Funds in the Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(1)	Inception performance for the HFRI Fund of Funds Conservative Index is as of August 31, 2008.

Top Ten Holdings by Asset Class or Industry as of April 30, 2016	% of Net Assets
Bonds & Notes	19.3%
Hedge Funds	15.8%
Mutual Funds - Equity	9.1%
Debt Fund	7.4%
Retail	3.1%
Insurance	2.4%
Telecommunications	2.1%
Electric	2.1%
Pharmaceuticals	1.9%
Airlines	1.8%
Other, Cash & Cash Equivalents	35.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
April 30, 2016

Top Ten Countries as of April 30, 2016	% of Total Investments
United States	64.7%
Cayman Islands	7.2%
Japan	3.3%
Britain	1.5%
China	0.9%
Canada	0.9%
Hong Kong	0.6%
Germany	0.6%
France	0.6%
Australia	0.6%
Other Countries	19.1%
100.0%

The Fund is subject to additional foreign exposure through short sale activity.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS
April 30, 2016

Shares		Value
	COMMON STOCK - 39.8%
	AEROSPACE/DEFENSE - 0.2%
321	General Dynamics Corp.	$45,107
232	Northrop Grumman Corp.	47,852
		92,959
	AGRICULTURE - 0.4%
885	Imperial Tobacco Group PLC	48,192
1,586	Japan Tobacco, Inc.	67,171
891	Universal Corp.	48,604
		163,967
	AIRLINES - 1.8%
33,502	Air New Zealand Ltd. +	57,625
800	Alaska Air Group, Inc.	56,344
3,300	Controladora Vuela Cia de Aviacion SAB de CV *	68,904
2,402	Delta Air Lines, Inc.	100,091
1,400	Hawaiian Holdings, Inc. *	58,898
1,385	Japan Airlines Co. Ltd.	51,186
3,500	JetBlue Airways Corp. *	69,265
3,200	SkyWest, Inc.	75,200
2,876	Southwest Airlines Co.	128,298
		665,811
	APPAREL - 0.2%
600	Carter’s, Inc.	64,002

	AUTO MANUFACTURERS - 0.6%
5,500	Ford Motor Co.	74,580
5,065	Nissan Motor Co Ltd.	47,354
633	Renault SA	61,085
3,700	Wabash National Corp. *	52,725
		235,744
	AUTO PARTS & EQUIPMENT - 1.3%
2,600	Allison Transmission Holdings, Inc.	74,906
2,000	Cooper Tire & Rubber Co.	69,080
900	Cooper-Standard Holding, Inc. *	69,399
600	Lear Corp.	69,078
802	Magna International, Inc.	33,721
1,500	Motorcar Parts of America, Inc. *	48,105
3,200	Superior Industries International, Inc.	83,584
1,000	Tenneco Automotive, Inc. *	53,300
		501,173
	BANKS - 0.9%
93,984	Bank of China Ltd.	38,407
6,456	Bendigo & Adelaide Bank Ltd.	45,910
793	Capital One Financial Corp.	57,405
1,781	Home Capital Group, Inc.	53,413
25,708	Kiatnakin Bank PCL	33,061
2,230	Popular, Inc.	66,276
7,666	Sumitomo Mitsui Financial Group, Inc. - ADR +	46,686
		341,158
	BEVERAGES - 0.2%
400	Constellation Brands, Inc.	62,424

	BIOTECHNOLOGY - 0.3%
338	Amgen, Inc. +	53,505
537	Gilead Sciences, Inc.	47,369
		100,874
	BUILDING MATERIALS - 0.9%
15,572	CSR Ltd.	40,635
1,800	Gibraltar Industries, Inc. *	47,610
2,700	Headwaters, Inc. *	54,027

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	BUILDING MATERIALS (Continued) - 0.9%
800	Universal Forest Products, Inc.	$61,320
1,100	US Concrete, Inc. *	67,936
600	Vulcan Materials Co.	64,578
		336,106
	CHEMICALS - 1.0%
3,100	Aceto Corp.	69,533
28,801	Alpek SAB de CV - Cl. A	48,459
1,492	Braskem S.A.	21,261
13,865	Denka Co Ltd.	60,407
1,200	Dow Chemical Co.	63,132
2,800	Kraton Performance Polymers, Inc. *	63,588
488	LyondellBasell Industries NV	40,343
		366,723
	COAL - 0.1%
685,417	Adaro Energy Tbk PT	37,963

	COMMERCIAL SERVICES - 1.8%
2,000	AMN Healthcare Services, Inc. *	71,020
7,000	CBIZ, Inc. *	71,260
631	Euronet Services, Inc. *	48,650
1,900	Healthcare Services Group, Inc.	71,915
1,292	INC Research Holdings, Inc. *	62,184
1,300	Insperity, Inc.	68,601
3,200	Kelly Services, Inc.	60,064
3,400	Kforce, Inc.	64,634
700	LendingTree, Inc. *	62,629
3,698	Transcontinental, Inc. - Cl. A	58,181
2,200	TrueBlue, Inc. *	41,118
		680,256
	COMPUTERS - 1.2%
410	Apple, Inc. +	38,433
514	Cap Gemini SA	47,983
2,600	Convergys Corp.	68,900
1,600	Cray, Inc. *	60,592
2,552	Leidos Holdings, Inc.	126,605
2,000	Super Micro Computer, Inc. *	53,820
2,300	Sykes Enterprises, Inc. *	67,045
		463,378
	DISTRIBUTION/WHOLESALE - 0.5%
1,900	Ingram Micro, Inc.	66,405
3,546	ITOCHU Corp.	46,911
500	Watsco, Inc.	67,235
		180,551
	DIVERSIFIED FINANCIAL SERVICES - 0.7%
1,140	Blackhawk Network Holdings, Inc. *	36,628
2,653	Ellington Financial LLC	45,128
1,300	Evercore Partners, Inc. - Cl. A	67,132
5,387	Intermediate Capital Group PLC	48,439
830	Macquarie Group Ltd.	40,214
9,278	Mitsubishi UFJ Lease & Finance Co Ltd.	42,157
		279,698
	ELECTRIC - 2.0%
693	American Electric Power Co., Inc. +	44,006
61,143	China Power International Development Ltd.	26,248
3,596	Cia Paranaense de Energia	29,739
12,166	Enea SA	37,618
9,720	Enel SpA	44,050
1,728	Enersis Chile SA	11,007
1,728	Entergy Corp. +	14,792

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	ELECTRIC (Continued) - 2.0%
1,029	Enersis S.A.	$77,360
1,811	Exelon Corp.	63,548
1,836	Great Plains Energy, Inc. +	57,338
985	Huaneng Power International, Inc. - ADR	27,964
2,085	Korea Electric Power	56,087
1,389	Public Service Enterprise Group, Inc. +	64,075
25,849	Redes Energeticas Narcionais +	77,574
2,769	Spark Energy, Inc.	71,385
8,950	Terna Spa	50,460
		753,251
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
2,000	Advanced Energy Industries, Inc. *	64,700
2,200	Insteel Industries, Inc.	63,778
		128,478
	ELECTRONICS - 1.8%
6,788	AAC Technologies Holdings, Inc.	47,210
1,000	Arrow Electronics, Inc. *	62,100
700	Coherent, Inc. *	65,380
4,600	Gentex Corp.	73,784
1,793	Hitachi High-Technologies Corp.	50,625
3,300	II-VI, Inc. *	68,871
1,951	Jabil Circuit, Inc.	33,869
3,837	LG Display Co. Ltd. +	39,329
3,000	Multi-Fineline Electronix, Inc. *	69,000
9,298	Nippon Electric Glass Co. Ltd.	50,854
1,823	Sanmina Corp. *	43,114
900	Tech Data Corp. *	61,821
		665,957
	ENGINEERING & CONSTRUCTION - 0.3%
2,000	Comfort Systems USA, Inc.	58,980
4,300	KBR, Inc.	66,908
		125,888
	ENTERTAINMENT - 0.4%
34,784	Berjaya Sports Toto Bhd	27,082
6,000	Eldoarado Resorts, Inc. *	78,660
3,427	International Game Technology PLC	59,424
		165,166
	ENVIRONMENTAL CONTROL - 0.1%
2,900	Energy Recovery, Inc. *	35,264

	FOOD - 1.6%
1,818	Arcs Co. Ltd.	43,784
2,856	Axfood AB	52,964
1,300	Cal-Maine Foods, Inc. +	65,988
1,635	Cornion NV	41,729
4,000	Dean Foods Co.	68,920
2,130	Gruma SAB de CV	31,174
1,000	John B Sanfilippo & Son, Inc.	55,330
7,685	Nichirei Corp.	68,975
2,400	SpartanNash Co.	66,480
1,871	Tyson Foods, Inc.	123,149
		618,493
	FOREST PRODUCTS & PAPER - 0.4%
2,931	Domtar Corp. +	113,254
2,751	UMP-Kymmene Oyj	52,540
		165,794
	GAS - 0.0%
830	Hong Kong and China Gas Co. Ltd.	1,549

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	HEALTHCARE - PRODUCTS - 0.3%
3,600	Luminex Corp. *	$72,360
5,016	Nipro Corp.	50,366
		122,726
	HEALTHCARE - SERVICES - 1.2%
450	Aetna, Inc. +	50,522
1,400	Amedisys, Inc. *	72,086
876	Centene Corp. *	54,277
795	HCA Holdings, Inc. *	64,093
17,607	Japira HealthCare Ltd.	38,019
2,622	NMC Health PLC	40,201
1,363	Rhoen-Klinikum AG	42,348
2,700	Triple-S Management Corp. *	70,308
		431,854
	HOLDING COMPANIES - DIVERSIFIED - 0.1%
2,948	CK Hutchiison Holdings Ltd.	35,344

	HOME BUILDERS - 0.5%
999	Berkeley Group Holdings PLC	43,815
40	NVR, Inc. *	66,452
1,100	Thor Industries, Inc.	70,422
		180,689
	HOME FURNISHINGS - 0.5%
700	American Woodmark Corp. *	50,988
2,600	La-Z-Boy, Inc.	67,262
1,400	Leggett & Platt, Inc.	69,006
		187,256
	INSURANCE - 2.3%
1,961	Assured Guaranty Ltd.	50,731
2,793	AXA SA +	70,404
2,828	Dai-ichi Life Insurance Co. Ltd.	36,196
7,484	Direct Line Insurance Group PLC	39,663
2,500	Employers Holdings, Inc.	74,250
599	Endurance Specialty Holdings Ltd.	38,324
321	Everest Re Group Ltd. +	59,353
2,019	Genworth MI Canada, Inc.	52,319
3,375	Liberty Holdings Ltd.	33,270
3,200	National General Holdings Corp.	64,608
8,253	Old Mutual PLC	22,419
3,027	Phoenix Group Holdings	38,122
532	Prudential Financial, Inc.	41,304
5,700	State National Cos, Inc.	64,296
293	Swiss Life Holding AG	73,953
671	Swiss Re AG	59,531
16,973	UnipolSai SpA	39,607
		858,350
	INTERNET - 0.1%
1,816	Gurunavi, Inc.	44,636

	INVESTMENT COMPANIES - 0.3%
7,400	Blackrock Kelso Capital Corp.	62,234
1,882	Solar Capital Ltd.	33,180
		95,414
	IRON/STEEL - 0.3%
2,776	Labrador Iron Ore Royalty Corp.	32,557
678	Nucor Corp.	33,751
1,722	Steel Dynamics, Inc.	43,412
		109,720
	LEISURE TIME - 0.2%
1,300	Carnival Corp.	63,765

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	LODGING - 0.1%
2,400	Boyd Gaming Corp. *	$44,736

	MACHINERY - CONSTRUCTION & MINING - 0.1%
34,412	United Tractors Tbk PT	39,164

	MACHINERY - DIVERSIFIED - 0.1%
1,959	Briggs & Stratton Corp.	41,472

	MEDIA - 0.5%
1,000	CBS Corp.	55,910
11,293	ITV PLC	37,242
70,555	Media Prima BHD	25,479
255	Naspers Ltd.	35,096
1,209	Sinclair Broadcast Group - Cl. A	38,773
		192,500
	METAL FABRICATE/HARDWARE - 0.1%
79,425	China Zhongwang Holdings Ltd.	39,727

	MINING - 0.2%
1,009	Rio Tinto PLC	33,992
18,087	Turquoise Hill Resources Ltd. *	54,114
		88,106
	MISCELLANEOUS MANUFACTURING - 0.8%
900	AO Smith Corp.	69,498
1,596	FUJIFILM Holdings Corp.	68,176
1,920	General Electric Co. +	59,040
508	Siemens AG	53,001
1,100	Trinseo SA *	47,069
		296,784
	MULTI-NATIONAL - 0.1%
1,436	Banco Latinoamericano de Comercio Exterior SA +	37,135

	OFFICE FURNISHINGS - 0.2%
3,300	Knoll, Inc.	77,055

	OFFICE/BUSINESS EQUIPMENT - 0.1%
1,549	Canon, Inc.	45,068

	OIL & GAS - 1.5%
411	Chevron Corp.	41,996
18,607	CNOOC Ltd.	23,172
530	Exxon Mobil Corp. +	46,852
1,560	Lukoil ADR	66,300
823	Neste Oil OYJ	26,329
1,270	OMV AG	38,113
2,100	PBF Energy, Inc.	67,578
910	Royal Dutch Shell PLC	23,714
600	Tesoro Corp.	47,814
21,459	Thai Oil PCL	40,581
1,465	Valero Energy Corp. +	86,245
734	Western Refining, Inc.	19,642
1,613	Woodside Petroleum Ltd.	34,879
		563,215
	OIL & GAS SERVICES - 0.2%
71,265	Sinopec Engineering Group Co Ltd.	66,331

	PHARMACEUTICALS - 1.9%
799	AbbVie, Inc.	48,739
2,761	Alfresa Holdings Corp.	55,189

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	PHARMACEUTICALS (Continued) - 1.9%
1,398	Cardinal Health, Inc.	$109,687
2,505	Glaxosmithkline PLC	53,521
592	Johnson & Johnson +	66,351
511	Kaken Pharmaceutical Co. Ltd.	28,999
1,046	Merck & Co., Inc. +	57,363
1,500	PRA Health Sciences, Inc. *	71,175
1,144	Shionogi & Co. Ltd. +	60,355
1,016	Teva Pharmaceutical Industries Ltd.	55,321
1,793	Toho Holdings Co. Ltd.	42,897
1,200	VCA, Inc. *	75,564
		725,161
	PIPELINES - 0.1%
3,187	Gibson Energy, Inc.	47,421

	REAL ESTATE - 0.2%
3,135	E-House China Holdings Ltd.	20,722
9,743	Wheelock & Co. Ltd.	45,216
		65,938
	REITS - 1.3%
112,850	Champion REIT	60,520
2,189	Colony Capital, Inc.	38,702
900	Lamar Advertising Co.	55,836
30,670	Mapletree Industrial Trust	36,621
5,516	MFA Mortgage Investments, Inc.	38,116
1,400	Ryman Hospitality Properties, Inc.	72,142
2,172	Starwood Property Trust, Inc. +	42,050
6,100	Summit Hotel Properties, Inc.	69,540
5,300	Sunstone Hotel Investors, Inc.	67,893
		481,420
	RETAIL - 3.0%
6,860	American Eagle Outfitters, Inc. +	98,167
1,334	Aoyama Trading Co. Ltd.	51,384
1,778	Best Buy Co., Inc. +	57,038
1,200	Burlington Stores, Inc. *	68,364
4,800	Carrols Restaurant Group, Inc. *	66,768
1,900	Cato Corp.	69,521
800	Children’s Place, Inc.	62,328
507	CVS Health Corp. +	50,954
1,665	Darden Restaurants, Inc.	103,646
39,683	Debenhams PLC	45,560
3,400	Express, Inc. *	61,812
1,737	GNC Holdings, Inc.	42,313
2,162	JB Hi-Fi Ltd.	36,242
17,716	Lookers PLC	36,087
847	Target Corp. +	67,337
1,400	Vista Outdoor, Inc. *	67,172
14,249	Wal-Mart de Mexico SAB de CV +	35,359
2,129	WH Smith PLC	52,222
72,243	Xtep International Holdings Ltd.	42,746
		1,115,020
	SEMICONDUCTORS - 0.9%
3,800	MaxLinear, Inc. *	63,650
4,000	Rovi Corp. *	70,480
1,114	Silicon Motion Technology Corp. - ADR	42,945
4,245	Siliconware Precision Industries Co. Ltd.	30,713
2,395	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	56,498
2,300	Tessera Technologies, Inc.	66,056
		330,342

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	SHIPBUILDING - 0.1%
33,080	Yangzijiang Shipbuilding Holdings Ltd.	$24,363

	SOFTWARE - 0.7%
2,295	Micro Focus International PLC	51,387
1,014	Microsoft Corp.	50,568
2,676	Nuance Communications, Inc. *	45,974
761	SAP AG	59,530
990	Software AG	37,827
		245,286
	TELECOMMUNICATIONS - 2.1%
1,483	AT&T, Inc. +	57,570
1,103	Chunghwa Telecom Co. Ltd.	37,612
1,197	Cisco Systems, Inc.	32,906
1,023	Freenet AG	31,240
9,367	Frontier Communications Corp.	52,081
583	Hikari Tsushin, Inc.	44,913
383,610	Jasmine International PCL	47,924
4,800	NeoPhotonics Corp. *	57,552
1,268	Nippon Telegraph & Telephone Corp.	56,515
2,178	Orange SA	36,110
682	PT Telekomunikasi Indonesia	36,390
23,478	Spark New Zealand Ltd.	60,903
24,319	Telekom Malaysia Bhd	41,419
7,733	Telkom SA SOC Ltd.	30,884
3,445	Turkcell Iletisim Hizmetleri AS *	37,206
931	Verizon Communications, Inc.	47,425
1,157	Vodafone Group PLC - ADR	37,880
3,919	VTech Holdings Ltd.	40,518
		787,048
	TRANSPORTATION - 0.7%
900	CH Robinson Worldwide, Inc.	63,873
468	East Japan Railway Co.	42,985
2,016	Echo Global Logistics, Inc. *	47,114
13,500	MISC Bhd	29,216
2,055	Nordic American Tankers Ltd.	31,668
11,522	Super Group Ltd. *	33,401
		248,257

	TOTAL COMMON STOCK (Cost - $14,750,281)	14,963,930

	PREFERRED STOCK - 2.0%
	BANKS - 1.1%
10,000	Bank of America Corp., 6.00%	252,400
1,900	Bank of America Corp., 6.20%	48,963
4,000	BB&T Corp., 5.625%	102,600
		403,963
	DIVERSIFIED FINANCIAL SERVICES - 0.2%
2,970	Charles Scwab Corp., 6.00%	80,071

	ELECTRIC - 0.1%
1,480	Southern Co., 6.25%	40,064

	INSURANCE - 0.2%
3,000	Torchmark Corp., 6.125%	76,650

	RETAIL - 0.1%
1,480	TravelCenters of America LLC, 8.00%	36,689

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	TELECOMMUNICATIONS - 0.3%
3,810	Qwest Corp., 7.00%	$97,650

	TOTAL PREFERRED STOCK (Cost - $717,605)	735,087

	HEDGE FUNDS - 15.8%
57,807	Discovery Multi Manager Fund > (Cost- $5,800,000)	5,914,361

	MUTUAL FUNDS - 9.1%
	EQUITY FUNDS - 9.1%
359,836	Crow Point Alternative Income Fund - Class I #	2,993,836
51,707	Crow Point Defined Risk Global Equity Fund - Class I #	431,753
	TOTAL MUTUAL FUNDS (Cost - $3,507,226)	3,425,589

	EXCHANGE TRADED FUNDS - 9.9%
	COMMODITY FUNDS - 1.0%
3,000	SPDR Gold Shares *	370,950

	DEBT FUND - 7.4%
5,615	First Trust Senior Loan ETF	269,520
914	iShares Baa - Ba Rated Corporate Bond ETF	47,272
2,500	iShares iBoxx $ High Yield Corporate Bond ETF	209,625
8,200	iShares iBoxx $ Investment Grade Corporate Bond ETF	986,706
1,000	ProShares UltraShort 20+ Year Treasury *	37,210
14,383	SPDR Barclays High Yield Bond ETF	507,720
21,430	SPDR Barclays Short Term High Yield Bond ETF	570,038
2,935	SPDR Blackstone/GSO Senior Loan ETF	137,417
		2,765,508
	EQUITY FUND - 1.6%
6,530	ProShares VIX Short-Term Futures ETF *	72,483
23,682	Recon Capital NASDAQ - 100 Covered Call ETF	511,294
		583,777

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,647,477)	3,720,235

Par Value
	BONDS & NOTES - 19.3%
	COMMERCIAL MBS - 8.0%
$39,234	Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.727%, 7/10/43	39,131
11,500	Banc of America Funding 2006-2 Trust, 5.75%, 3/25/36	10,953
190,267	Banc of America Commercial Mortgage Trust 2006-3, 5.889%, 7/10/44 ~	190,241
500,000	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.140%, 10/12/42 ~	498,363
150,000	Bear Stearns Commercial Mortgage Securities Trust 2007-PWR18, 6.087%, 6/11/50 ~	157,144
750,000	Citigroup Commercial Mortgage Trust 2008-C7, 6.140%, 12/10/49 ~	771,851
10,801	Commercial Mortgage Trust 2006-GG7, 5.921%, 7/10/38 ~	10,799
510,584	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, 3.139%, 6/15/45	519,562
189,324	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 5.981%, 4/17/45 ~	189,135
1,103	LB-UBS Commercial Mortgage Trust 2004-C1, 4.568%, 1/15/31	1,107
400,000	Morgan Stanley Capital I Trust 2006-IQ11, 5.950%, 10/15/42 ~	399,140
150,000	Morgan Stanley Capital I Trust 2007-HQ12, 5.722%, 4/12/49 ~	151,279
9,261	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2005-AR2, 3.106%, 5/25/35 ~	9,204
31,771	Wachovia Bank Commercial Mortgage Trust Series 2007-C32, 5.701%, 6/15/49 ~	31,872
6,303	WaMu Mortgage Pass-Through Certificates Series 2003-S12 Trust, 4.75%, 11/25/18	6,424
20,722	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.503%, 9/25/36 ~	10,638
		2,996,843
	COMMERCIAL SERVICES - 0.6%
207,765	Booz Allen Hamilton, Inc., 3.593%, 7/31/19 ~	207,505

	FOOD - 0.6%
250,000	Del Monte Foods, Inc., 4.910%, 2/18/21 ~	238,750

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Par Value		Value
	HEALTHCARE - PRODUCTS - 0.0%
$4,067	Hologic, Inc., 3.080%, 8/1/19 ~	$4,047

	HOME EQUITY ABS - 0.6%
7,288	Ameriquest Mortgage Securities, Inc. 2003-11 AF6, 5.640%, 12/25/33 ~	7,592
28,976	Bayview Financial Mortgage, 1.114%, 2/28/44 ~	28,996
64,914	Countrywide Asset-Backed Certificates, 5.216%, 10/25/2017	64,812
4,156	GE Capital Mortgage Services, Inc., 6.265%, 4/25/29	4,196
28,745	Option One Mortgage, 1.234%, 2/25/35 ~	28,651
35,342	Residential Asset Securities Corp. 2003-KS4, 3.87%, 5/25/33 ~	36,029
9,316	Residential Asset Securities Corp., 4.30%, 3/25/34 ~	9,434
27,104	Residential Asset Securities Corp., 0.639%, 2/25/36 ~	27,016
		206,726
	LODGING - 0.6%
227,055	Hilton Worldwide Finance LLC, 3.452%, 10/25/20 ~	227,623

	OTHER ABS - 8.2%
1,000,000	Blue Hill CLO Ltd., 4.128%, 1/15/26 ~	838,768
329,819	Carlyle High Yield Partners X Ltd., 0.848%, 4/19/22 ~	321,421
9,185	Chase Funding Trust, 5.323%, 2/26/35	9,253
347,266	Diversified Asset Securitization Holdings II LP,1.124%, 9/15/35 > ~	346,572
18,422	Equity One Mortgage Pass-Through Trust 2003-4, 5.869%, 10/25/34	17,880
179	First Franklin Mortgage, 1.439%, 9/25/34 ~	183
100,000	Fremont Home Loan Trust, 1.144%, 4/25/35 ~	94,267
62,099	GSAMP Trust 2005 - SEA2, 0.789%, 1/25/45 ~	61,223
750,000	Halcyon Loan Advisors Funding, 3.635%, 10/22/25 ~	659,519
26,378	Residential Asset Mortgage Series 2005, 4.713%, 1/25/35	26,723
500,000	Shackleton CLO Ltd., 3.332%, 5/7/26 ~	463,359
100,000	Structured Asset Securities Corp Mortgage Loan Trust 2006-WF1, 0.779%, 2/25/36 ~	90,513
130,172	Structured Asset Securities Corp Mortgage Loan Trust 2006-AM1, 0.599%, 4/25/36 ~	123,942
20,000	Trade MAPS 1 Ltd., 2.686%, 12/10/18 ~	19,884
		3,073,507
	PHARMACEUTICALS - 0.7%
250,000	Grifols Worldwide Operations USA, Inc., 3.774%, 4/1/21	250,000
1,269	Valeant Pharmaceuticals International, Inc., 4.021%, 2/13/19	1,221
		251,221

	TOTAL BONDS & NOTES (Cost - $7,448,626)	7,206,222

Shares
	SHORT-TERM INVESTMENTS - 1.2%
	MONEY MARKET FUND - 1.2%
438,520	Federated Government Obligations Fund, 0.21% **	438,520
	TOTAL SHORT-TERM INVESTMENTS (Cost - $438,520)

	TOTAL INVESTMENTS - 97.2% (Cost - $36,309,735) (a)	$36,403,944
	SECURITIES SOLD SHORT - (21.3)% (Proceeds - $7,851,256)	(7,951,554)
	OTHER ASSETS LESS LIABILITIES - 24.1%	9,048,968
	NET ASSETS - 100.0%	$37,501,358

	SECURITIES SOLD SHORT * - 21.3%
	AEROSPACE/DEFENSE - 0.1%
10,700	IHI Corp.	24,509
991	Zodiac Aerospace	23,233
		47,742
	AGRICULTURE - 0.0%
40,951	China Agri-Industries Holdings Ltd.	14,095
1,300	Golden Agri-Resources Ltd.	387
		14,482

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	AIRLINES - 0.0%
2,081	Latam Airlines Group SA - ADR	$14,942

	APPRAREL - 0.2%
1,200	Asics Corp.	24,806
6,777	Crocs, Inc.	56,588
		81,394
	AUTO MANUFACTURERS - 0.3%
17,090	Brilliance China Automotive Holdings Ltd.	16,942
17,119	Great Wall Motor Co., Ltd.	12,976
1,197	Kandi Technologies Group, Inc.	8,606
2,000	Navistar International Corp.	30,180
40	Suzuki Motor Corp.	1,150
112	Tesla Motors, Inc.	26,965
		96,819
	AUTO PARTS & EQUIPMENT - 0.7%
2,700	American Axle & Manufacturing Holdings, Inc.	41,877
1,100	BorgWarner, Inc.	39,512
2,700	Dana Holding Corp.	34,911
1,300	Standard Motor Products, Inc.	46,163
700	Visteon Corp.	55,769
300	WABCO Holdings, Inc.	33,648
		251,880
	BANKS - 0.6%
46,892	Agricultural Bank of China Ltd.	16,987
6,355	Banco Popular Espanol SA	17,282
19,673	Bankia SA	18,313
2,300	Hancock Holding Co.	59,731
6,177	Royal Bank of Scotland Group PLC	20,805
1,300	Texas Capital Bancshares, Inc.	59,566
3,293	Unione di Banche Italiane SpA	13,958
		206,642
	BEVERAGES - 0.3%
300	Boston Beer Co., Inc.	46,824
1,741	Kagome Co. Ltd.	38,007
3,800	Tsingtao Brewery Co. Ltd.	14,402
		99,233
	BIOTECHNOLOGY - 0.1%
363	Bluebird Bio, Inc.	16,099
1,132	Foundation Medicine, Inc.	18,055
150	Vertex Pharmaceuticals, Inc.	12,651
		46,805
	BUILDING MATERIALS - 0.3%
1,500	Boise Cascade Co.	31,305
3,611	Cemex SAB de CV	26,899
256	GCP Applied Technologies, Inc.	5,665
2,000	Louisiana-Pacific Corp.	34,000
463	Trex Co., Inc.	21,969
		119,838
	CHEMICALS - 0.2%
634	Axalta Coating Systems Ltd.	18,050
23	Nippon Paint Holdings Co. Ltd.	635
3,100	Platform Specialty Products Corp.	31,930
1,858	SGL Carbon SE	21,731
256	WR Grace & Co.	19,630
		91,976
	COAL - 0.1%
41,954	Yanzhou Coal Mining Co. Ltd.	23,905

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	COMMERCIAL SERVICES - 0.8%
2,400	Albany Molecular Research, Inc.	$36,120
5,200	Apollo Education Group, Inc.	40,560
30	FleetCor Technologies, Inc.	4,640
100	Graham Holdings Co.	47,654
20,000	HC International, Inc.	13,510
1,541	Hertz Global Holdings, Inc.	14,270
2,000	Quanta Services, Inc.	47,440
1,400	Team, Inc.	40,222
400	WEX, Inc.	37,796
		282,212
	COMPUTERS - 0.3%
2,300	Engility Holdings, Inc.	45,241
2,111	Indra Sistemas SA	24,727
4,400	Nimble Storage, Inc.	32,472
13,359	Serco Group PLC	18,780
		121,220
	COSMETICS/PERSONAL CARE - 0.2%
550	Edgewell Personal Care Co.	45,139
1,642	Unicharm Corp.	35,193
		80,332
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
6,708	Aiful Corp.	24,145
300	Alliance Data Systems Corp.	60,993
37,985	Aplus Financial Co, Ltd.	36,224
2,017	Brait SE	22,622
1,100	Financial Engines, Inc.	35,431
6,571	Huatai Securities Co. Ltd.	13,943
4,100	LendingClub Corp.	32,390
3,200	On Deck Capital, Inc.	27,616
4,665	PHH Corp.	59,852
4,800	Santander Consumer USA Holdings, Inc.	63,216
96	SEI Investments Co.	4,616
7,000	Value Partners Group Ltd.	6,723
225	WisdomTree Investments, Inc.	2,450
		390,221
	ELECTRIC - 0.0%
78	Shikoku Electric Power Co., Inc.	991

	ELECTRICAL COMPONENT & EQUIPMENT - 0.1%
2,600	SPX Corp.	41,860

	ELECTRONICS - 0.1%
3,575	GoPro, Inc.	45,188

	ENERGY-ALTERNATE SOURCES - 0.0%
24,169	China Longyuan Power Group Corp. Ltd.	16,794

	ENGINEERING & CONSTRUCTION - 0.2%
700	Chiyoda Corp.	5,537
1,500	Primoris Services Corp.	35,085
235	Singapore Technologies Engineering Ltd.	24,214
		64,836
	ENVIRONMENTAL CONTROL - 0.4%
900	Clean Harbors, Inc.	44,460
400	Stericycle, Inc.	38,224
1,100	US Ecology, Inc.	49,533
		132,217

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	EQUITY FUND - 2.2%
725	iShares MSCI EAFE ETF	$42,362
18,633	iShares MSCI Emerging Markets ETF	640,789
625	SPDR S&P500 ETF Trust	128,938
		812,089
	FOOD - 0.2%
29,049	First Pacific Co. Ltd.	18,425
11,593	Tingyi Cayman Islands Holding Corp.	13,555
315	TreeHouse Foods, Inc.	27,846
445	United Natural Foods, Inc.	15,873
20,798	Want Want China Holdings Ltd.	16,033
		91,732
	FOREST PRODUCTS & PAPER - 0.1%
700	Deltic Timber Corp.	43,750

	GAS - 0.1%
13,730	Hong Kong & China Gas Co. Ltd.	25,629

	HEALTHCARE-PRODUCTS - 1.3%
1,122	Accelerate Diagnostics, Inc.	14,081
4,178	Accuray, Inc.	22,394
926	Aspen Pharmacare Holdings Ltd.	21,890
2,800	AtriCure, Inc.	44,520
1,894	Cepheid	54,055
181	Cooper Cos Inc.	27,707
5,792	Endologix, Inc.	64,928
1,020	Getinge AB	21,600
680	Halyard Health, Inc.	19,149
1,500	HeartWare International, Inc.	50,040
295	IDEXX Laboratories, Inc.	24,883
667	Insulet Corp.	22,211
2,300	K2M Group Holdings, Inc.	37,398
40	Nihon Kohden Corp.	1,043
3,500	Spectranetics Corp.	59,500
		485,399
	HOLDING COMPANIES DIVERSIFIED - 0.2%
3,000	HRG Group, Inc.	43,200
193	Wendel SA	22,297
		65,497
	HOME BUILDERS - 0.1%
2,700	Taylor Morrison Home Corp.	38,880

	INSURANCE - 0.3%
83	Allied World Assurance Co Holdings AG	2,953
37	Assurant, Inc.	3,129
1,800	Kemper Corp.	55,728
44	Navigators Group, Inc.	3,635
24	Sony Financial Holdings, Inc.	312
1,655	Third Point Reinsurance Ltd.	18,834
902	Topdanmark A/S	23,865
		108,456
	INTERNET - 1.0%
1,103	21Vianet Group, Inc.	22,253
61	58.com	3,334
462	Expedia, Inc.	53,486
1,300	Liberty Interative Corp.	52,000
362	LinkedIn Corp.	45,362
5,625	Pandora Media, Inc.	55,856

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	INTERNET (Continued) - 1.0%
2,518	Rakuten, Inc.	$28,732
6,964	Renren, Inc.	21,937
500	TripAdvisor, Inc.	32,295
746	Yahoo!, Inc.	27,304
1,575	Yelp, Inc.	33,075
		375,634
	IRON/STEEL - 0.2%
2,646	Allegheny Technologies, Inc.	43,236
4,465	Outokumpu OYJ	18,722
		61,958
	LEISURE TIME - 0.4%
3,100	ClubCorp Holdings, Inc.	41,385
1,100	Harley Davidson, Inc.	52,613
11,922	Piaggio & C SpA	26,387
14,992	Thomas Cook Group PLC	19,375
		139,760
	LODGING - 0.2%
498	Hyatt Hotels Corp.	23,844
2,700	La Quinta Holdings, Inc.	34,479
145,517	Macau Legend Development Ltd.	19,885
		78,208
	MACHINERY - CONSTRUCTION & MINING - 0.4%
1,487	Joy Global, Inc.	31,673
2,400	Oshkosh Corp.	117,240
		148,913
	MACHINERY-DIVERSIFIED - 0.4%
723	Chart Industries, Inc.	18,610
600	Deere & Co.	50,466
700	Lindsay Corp.	53,522
1,736	Weir Group PLC	30,506
		153,104
	MEDIA - 0.7%
1,740	Atresmedia Corp de Medios de Comunicacion SA	22,652
100	Charter Communications, Inc.	21,224
2,300	EW Scripps Co.	34,914
3,135	Houghton Mifflin Harcourt Co.	64,299
1,000	John Wiley & Sons, Inc.	49,590
900	Liberty Global PLC - Cl. A	33,957
1,000	Liberty Global PLC - Cl. C	36,600
609	Schibsted ASA	17,770
		281,006
	METAL FABRICATE/HARDWARE - 0.3%
1,900	Advanced Drainage Systems, Inc.	43,928
800	CIRCOR International, Inc.	45,160
156	Sun Hydraulics Corp.	5,519
725	Tenaris SA	19,626
		114,233
	MINING - 0.3%
2,770	Antofagasta PLC	19,600
5,938	Lundin Mining Corp.	23,356
29,996	Minera Frisco SAB de CV	21,585
1,300	US Silica Holdings, Inc.	33,215
		97,756
	MISCELLANEOUS MANUFACTURING - 0.1%
267	Proto Labs, Inc.	15,975
14,200	Toshiba Corp.	31,199
		47,174

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	OIL & GAS - 0.7%
900	Anadarko Petroleum Corp.	$47,484
25	California Resources Corp.	55
1,159	ConocoPhillips	55,387
8,852	DNO ASA	10,220
617	Imperial Oil Ltd.	20,483
2,984	Kosmos Energy Ltd.	19,336
1,051	Lundin Petroleum AB	19,713
268	Occidental Petroleum Corp.	20,542
17,117	Ophir Energy PLC	18,887
220	PetroChina Co. Ltd.	16,073
274	Statoil ASA	4,820
2,400	Whiting Petroleum Corp.	28,800
		261,800
	OIL & GAS SERVICES - 0.2%
1,700	Bristow Group, Inc.	38,964
6,895	CGG SA	6,474
1,283	Thermon Group Holdings, Inc.	24,043
		69,481
	PHARMACEUTICALS - 0.4%
2,176	BTG PLC	18,864
740	Chugai Pharmaceutical Co. Ltd.	26,013
1,700	Insys Therapeutics, Inc.	24,633
2,840	Ironwood Pharmaceuticals, Inc.	29,678
20,910	Luye Pharma Group Ltd.	14,556
6,485	Shanghai Fosun Pharmaceutical Group Co. Ltd.	17,640
		131,384
	REAL ESTATE - 0.3%
2,800	Altisource Residential Corp.	32,536
161	Howard Hughes Corp.	16,932
8,132	IMMOFINANZ AG	19,172
28,468	Inmobiliaria Colonial SA	21,839
55,759	Poly Property Group Co. Ltd.	14,951
465	Realogy Holdings Corp.	16,619
		122,049
	REITS - 0.5%
265	American Homes 4 Rent	4,192
3,700	PennyMac Mortgage Investment Trust	50,283
1,406	Potlatch Corp.	49,519
1,800	Rayonier, Inc.	44,424
1,300	Weyerhaeuser Co.	41,756
		190,174
	RETAIL - 1.6%
5,647	Arcos Dorados Holdings, Inc.	23,435
26,826	Baoxin Auto Group Ltd.	17,015
166	Bucklem Inc.	4,804
400	Buffalo Wild Wings, Inc.	53,464
215	Chipotle Mexican Grill, Inc.	90,509
740	Don Quijote Holdings Co. Ltd.	27,501
149	Dufry AG	19,604
2,500	Finish Line, Inc.	49,375
3,200	Fred’s, Inc.	46,944
1,500	lululemon athletica, Inc.	98,325
1,000	Nu Skin Enterprises, Inc.	40,770
2,200	Rush Enterprises, Inc.	43,318
1,900	Sears Holdings Corp.	31,113
500	Tiffany & Co.	35,675
		581,852

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2016

Shares		Value
	SEMICONDUCTORS - 0.2%
3,000	Micron Technology, Inc.	$32,250
130	Power Integrations, Inc.	6,273
1,357	Semtech Corp.	29,365
		67,888
	SOFTWARE - 0.9%
1,370	Callidus Software, Inc.	25,071
466	CommVault Systems, Inc.	20,397
717	Cornerstone OnDemand, Inc.	24,629
2,400	Cvent, Inc.	84,840
1,200	Envestnet, Inc.	37,656
86	Medidata Solutions, Inc.	3,752
1,075	Momo, Inc.	17,673
1,000	SPS Commerce, Inc.	50,930
1,100	Tableau Software, Inc.	56,870
25	Tyler Technologies, Inc.	3,660
9,381	Zynga, Inc.	22,327
		347,805
	TELECOMMUNICATIONS - 1.0%
65	Atlantic Tele-Network, Inc.	4,674
3,500	Consolidated Communications Holdings, Inc.	82,740
10,050	Globalstar, Inc.	19,598
536	Level 3 Communications, Inc.	28,011
1,302	Loral Space & Communications, Inc.	47,757
3,900	Rogers Communications, Inc.	151,632
18,939	Telecom Italia SpA	18,432
360	ViaSat, Inc.	27,612
		380,456
	TRANSPORTATION - 1.0%
111,519	China Shipping Container Lines Co, Ltd.	25,590
1,900	CSX Corp.	51,813
600	Genesee & Wyoming, Inc.	39,066
2,981	Heartland Express, Inc.	53,986
600	Kansas City Southern	56,850
781	Kirby Corp.	49,843
600	Norfolk Southern Corp.	54,066
500	Tobu Railway Co. Ltd.	2,627
800	XPO Logistics, Inc.	24,117
		357,958

	SECURITIES SOLD SHORT (Proceeds - $7,851,256)(a)	$7,951,554

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on April 30, 2016.

+	All or a portion of the security is held as collateral for covered shorts. Total value of pledged securities at April 30, 2016 is $3,103,117 or 12.6% of net assets.

#	Affiliated Investment Company.

>	The value of these securities has been determined in good faith under the policies of the Board of Trustees. The value of such securities is $6,260,933 or 16.7% of net assets.

~	Floating rate security -Interest rate shown reflects the rate currently in effect.

ABS - Asset Backed Securities

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LLC - Limited Liability Company

PLC - Public Limited Company

(a)	Represents cost for financial reporting purposes. The cost for federal income tax purposes (including securities sold short) is $28,502,506 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,564,306
Unrealized depreciation:	(1,614,422)
Net unrealized depreciation:	$(50,116)

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016

ASSETS
Investment securities:
Unaffiliated Securities at Cost	$32,803,859
Affiliated Securities at Cost	3,505,909
Unaffiliated Securities at Value	$32,978,355
Affiliated Securities at Value	3,425,589
Cash at broker	9,022,735
Receivable for securities sold	1,701,487
Receivable for Fund shares sold	2,374
Dividends and interest receivable	89,164
Receivable for advanced commission	2,500
Prepaid expenses and other assets	69,676
TOTAL ASSETS	47,291,880

LIABILITIES
Securities sold short (proceeds $7,851,256)	7,951,554
Fund shares repurchased	6,880
Payable for securities purchased	1,612,457
Investment advisory fees payable	23,417
Interest payable	2,436
Due to broker - foreign cash (cost $143,361)	154,466
Payable to related party	11,704
Distribution (12b-1) fees payable	5,609
Accrued expenses and other liabilities	21,999
TOTAL LIABILITIES	9,790,522
NET ASSETS	$37,501,358

Net Assets Consist Of:
Paid in capital	$40,755,822
Accumulated net investment loss	(6,575)
Accumulated net realized loss from security transactions, option contracts and securities sold short	(3,241,874)
Net unrealized appreciation (depreciation) on:
Investments	94,283
Securities sold short	(100,298)
NET ASSETS	$37,501,358

Net Asset Value Per Share:
Class A Shares:
Net Assets	$22,830,179
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,656,711
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$8.59
Maximum Offering price per share (Net asset value plus maximum sales charge of 5.50%)	$9.09

Class C Shares:
Net Assets	$1,575,879
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	187,492
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$8.41

Class I Shares:
Net Assets	$13,095,300
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,514,349
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$8.65

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2016

INVESTMENT INCOME
Dividends (net of $41,518 foreign taxes)	$732,240
Interest	219,367
TOTAL INVESTMENT INCOME	951,607

EXPENSES
Investment advisory fees	270,702
Distribution (12b-1) fees:
Class A	23,306
Class C	20,550
Short sale interest expense	122,318
Dividends on securities sold short	70,918
Administrative services fees	87,669
Registration fees	56,466
Transfer agent fees	41,014
Custodian fees	39,175
Accounting services fees	35,546
Legal fees	27,907
Printing and postage expenses	18,675
Audit Fees	17,019
Trustees’ fees and expenses	14,302
Compliance officer fees	12,903
Non 12b-1 shareholder servicing expense	10,020
Insurance expense	2,841
Overdraft expense	2,412
Other expenses	3,454
TOTAL EXPENSES	877,197

Fees waived by Advisor	(177,286)
NET EXPENSES	699,911

NET INVESTMENT INCOME	251,696

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Unaffiliated Investments	100,174
Foreign currency transactions	340,128
Options Purchased	(380,775)
Options Written	175,861
Securities Sold Short	(4,632)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(717,657)
Affiliated Investments	(68,888)
Foreign currency translations	(1,045,466)
Options Purchased	1,794
Options Written	(26,958)
Securities Sold Short	(100,828)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,727,247)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,475,551)

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015

FROM OPERATIONS
Net investment income	$251,696	$394,529
Net realized gain from investments, foreign currency transactions, options and securities sold short	230,756	113,904
Distribution of realized gains from underlying investment companies	—	196
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, options and securities sold short	(1,958,003)	1,118,939
Net increase (decrease) in net assets resulting from operations	(1,475,551)	1,627,568

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(73,814)	(135,502)
Class C	(6,287)	(9,570)
Class I	(152,752)	(247,772)
Net decrease in net assets from distributions to shareholders	(232,853)	(392,844)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	19,334,197	7,067,902
Class C	72,678	395,443
Class I	8,062,243	7,334,929
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class A	65,790	118,974
Class C	5,410	8,161
Class I	138,793	214,775
Redemption fee proceeds:
Class A	7,171	122
Class C	838	20
Class I	5,443	180
Payments for shares redeemed:
Class A	(7,224,230)	(8,005,653)
Class C	(737,951)	(387,695)
Class I	(12,110,945)	(12,245,721)
Net increase (decrease) in net assets from shares of beneficial interest	7,619,437	(5,498,563)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,911,033	(4,263,839)

NET ASSETS
Beginning of Year	31,590,325	35,854,164
End of Year *	$37,501,358	$31,590,325
* Includes accumulated net investment income (loss) of:	$(6,575)	$82,697

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
SHARE ACTIVITY
Class A:
Shares Sold	2,238,482	789,273
Shares Reinvested	7,494	13,266
Shares Redeemed	(800,755)	(891,372)
Net increase (decrease) in shares of beneficial interest outstanding	1,445,221	(88,833)

Class C:
Shares Sold	8,112	44,773
Shares Reinvested	613	927
Shares Redeemed	(85,465)	(43,985)
Net increase (decrease) in shares of beneficial interest outstanding	(76,740)	1,715

Class I:
Shares Sold	916,891	811,047
Shares Reinvested	15,534	23,775
Shares Redeemed	(1,376,660)	(1,354,175)
Net decrease in shares of beneficial interest outstanding	(444,235)	(519,353)

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$(1,475,551)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Proceeds from disposition of long-term investment securities	39,216,076
Purchases of long-term investment securities	(44,942,262)
Premiums received for call options written
Sale of short-term investments, net	51,178
Proceeds from securities sold short	2,657,029
Cost of closing call options written	111,958
Decrease in deposits with brokers for short sales	(1,028,974)
Decrease in interest and dividends receivable	(33,773)
Increase in receivables for securities sold	(1,605,884)
Increase in prepaid expenses	7,483
Increase in payable for securities purchased	1,479,344
Decrease in accrued expenses and other liabilities	25,452
Decrease in interest payable for sec loaned	(14,520)
Amortization and accretion of premium and discount	(7,496)
Net change in unrealized appreciation (depreciation)	1,958,003
Net realized gain	230,756
Net cash used in operating activities	(3,371,181)

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	27,466,829
Fund shares redeemed	(20,066,468)
Fund shares reinvested	209,993
Redemption fee proceeds	13,452
Cash distributions paid	(232,853)
Increase in payable for Fund shares redeemed	(6,658)
Decrease in receivable for Fund shares sold	(2,292)
Net cash provided by financing activities	7,382,003

Net increase in cash	4,010,822

CASH:
Beginning balance	(247,500)
Ending balance	$3,763,322

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$122,318

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	April 30,		April 30,		April 30,		April 30,	April 30,
	2016		2015		2014		2013	2012

Net asset value, beginning of year	$9.18		$8.85		$8.80		$8.60	$10.40
Activity from investment operations:
Net investment income (1)	0.08		0.09		0.04		0.13	0.19
Net realized and unrealized gain (loss) on investments	(0.62)		0.33		0.06		0.39	(0.98)
Total from investment operations	(0.54)		0.42		0.10		0.52	(0.79)
Paid-in-capital from redemption fees	0.01		0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.06)		(0.09)		(0.05)		(0.32)	—
Net realized gains	—		—		—		—	(1.01)
Total distributions	(0.06)		(0.09)		(0.05)		(0.32)	(1.01)
Net asset value, end of year	$8.59		$9.18		$8.85		$8.80	$8.60
Total return (3)	(5.75)%		4.78%		1.18%		6.21%	(7.14)%
Net assets, end of year (000s)	$22,830		$11,122		$11,508		$7,717	$6,943
Ratio of gross expenses to average net assets (4)	3.20	% (5)	3.01	% (5)	2.31	% (5)	2.54%	1.77%
Ratio of net expenses to average net assets (4)	2.62	% (6)	2.83	% (6)	2.14	% (6)	1.95%	1.77%
Ratio of net investment income to average net assets (7)	0.86%		1.02%		0.42%		2.25%	2.03%
Portfolio Turnover Rate	149%		136%		219%		245%	384%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.11%, 2.12%, and 2.53% for the years ended April 30, 2014, April 30, 2015 and April 30, 2016, respectively.

(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.95% for the years ended April 30, 2014, April 30, 2015 and April 30, 2016, respectively.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	April 30,		April 30,		April 30,		April 30,	April 30,
	2016		2015		2014		2013	2012

Net asset value, beginning of year	$9.00		$8.69		$8.69		$8.38	$10.24
Activity from investment operations:
Net investment income (loss) (1)	0.01		0.02		(0.03)		0.06	0.15
Net realized and unrealized gain (loss) on investments	(0.57)		0.33		0.06		0.39	(1.00)
Total from investment operations	(0.56)		0.35		0.03		0.45	(0.85)
Paid-in-capital from redemption fees (2)	0.00		0.00		0.00		0.00	0.00
Less distributions from:
Net investment income	(0.03)		(0.04)		(0.03)		(0.14)	—
Net realized gains	—		—		—		—	(1.01)
Total distributions	(0.03)		(0.04)		(0.03)		(0.14)	(1.01)
Net asset value, end of year	$8.41		$9.00		$8.69		$8.69	$8.38
Total return (3)	(6.40)%		3.99%		0.36%		5.44%	(7.86)%
Net assets, end of year (000s)	$1,576		$2,379		$2,282		$577	$1,278
Ratio of gross expenses to average net assets (4)	4.13	% (5)	3.76	% (5)	3.06	% (5)	3.29%	2.57%
Ratio of net expenses to average net assets (4)	3.44	% (6)	3.58	% (6)	2.89	% (6)	2.70%	2.57%
Ratio of net investment income (loss) to average net assets (7)	0.08%		0.24%		(0.33)%		1.46%	1.69%
Portfolio Turnover Rate	149%		136%		219%		245%	384%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.86%, 2.88%, and 3.40% for the years ended April 30, 2014, April 30, 2015 and April 30, 2016, respectively.

(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.70% for the years ended April 30, 2014, April 30, 2015 and April 30, 2016, respectively.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	April 30,		April 30,		April 30,		April 30,	April 30,
	2016		2015		2014		2013	2012

Net asset value, beginning of year	$9.24		$8.90		$8.84		$8.68	$10.46
Activity from investment operations:
Net investment income (1)	0.10		0.12		0.06		0.15	0.34
Net realized and unrealized gain (loss) on investments	(0.61)		0.33		0.07		0.39	(1.11)
Total from investment operations	(0.51)		0.45		0.13		0.54	(0.77)
Paid-in-capital from redemption fees (2)	0.00		0.00		0.00		0.00	0.00
Less distributions from:
Net investment income	(0.08)		(0.11)		(0.07)		(0.38)	—
Net realized gains	—		—		—		—	(1.01)
Total distributions	(0.08)		(0.11)		(0.07)		(0.38)	(1.01)
Net asset value, end of year	$8.65		$9.24		$8.90		$8.84	$8.68
Total return (3)	(5.50)%		5.13%		1.43%		6.42%	(6.90)%
Net assets, end of year (000s)	$13,095		$18,089		$22,063		$15,921	$13,471
Ratio of gross expenses to average net assets (4)	3.13	% (5)	2.75	% (5)	2.06	% (5)	2.30%	1.49%
Ratio of net expenses to average net assets (4)	2.44	% (6)	2.58	% (6)	1.89	% (6)	1.70%	1.49%
Ratio of net investment income to average net assets (7)	1.07%		1.28%		0.67%		2.51%	3.57%
Portfolio Turnover Rate	149%		136%		219%		245%	384%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 1.86%, 1.87%, and 2.39% for the years ended April 30, 2014, April 30, 2015 and April 30, 2016, respectively.

(6)	Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.70% for the years ended April 30, 2014, April 30, 2015 and April 30, 2016.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2016

1.	ORGANIZATION

The EAS Crow Point Alternatives Fund is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on August 14, 2008. The Fund’s investment objective is preservation and growth of capital.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. There are no sales charges on reinvested distributions. If you invest in more than one class of the Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” in the Fund’s prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

●	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

●	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2016 for the Fund’s investments measured at fair value:

EAS Crow Point Alternatives Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$14,963,930	$—	$—	$14,963,930
Hedge Funds	—	5,914,361	—	5,914,361
Equity Funds	3,425,589	—	—	3,425,589
Preferred Stock	735,087	—	—	735,087
Exchange Traded Funds	3,720,235	—	—	3,720,235
Bonds & Notes	—	6,859,650	346,572	7,206,222
Money Market Fund	438,520	—	—	438,520
Total	$23,283,361	$12,774,011	$346,572	$36,403,944
Liabilities *	Level 1	Level 2	Level 3	Total
Securities Sold Short	$7,951,554	$—	$—	$7,951,554
Total	$7,951,554	$—	$—	$7,951,554

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

EAS Crow Point
Alternatives Fund
Beginning Balance April 30, 2015	$454,478
Appreciation	2,219
Proceeds from Sales	(110,125)
Ending Balance April 30, 2016	$346,572

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 security are: (1) the review of observed traded levels; (2) the review of a broker quote if available; (3) matrix pricing mechanism (by observation of peer assets or similar assets). The five drivers of matrix pricing include:

1.	Credit rating of the Collateralized Loan Obligation (“CLO”) - which is the primary driver of the CLO price. This is the clearest indication of the bond’s position within the capital structure of the securitization. S&P: AAA, AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, BB+, BB, BB-, B+, B, B-, Equity (unrated). Moody’s: Aaa, Aa1, Aa2, Aa3, A1, A2, A3, Baa1, Baa2, Baa3, Ba1, Ba2, Ba3, B1, B2, B3, Equity (unrated). Prices of similarly rated bonds are expected to be similar at the same maturity range.

2.	Maturity profile/vintage of the asset. A shorter maturity is associated with lower risk and higher fair value price. A longer bond is associated with higher risk and lower fair value price. Typical range is 0 to 8 years.

3.	Manager quality (Big players in the space with track records i.e. Credit Suisse and Alcentra (BNY CLO) – command higher price.)

4.	CLO Deal - whether it is a 1.0 Deal (pre-financial crisis) or 2.0 Deal (post-financial crisis). 1.0 deals are priced higher since the trade collateral cannot be tampered with in deals that are out of the “Reinvestment Period”.

5.	Deal by deal collateral performance. Change in subordination (change in the level of structural protection). Change in underlying collateral prices. Typical range is $97-$103; more it deviates up from $100, better collateral performance: more it deviates down from $100, lower collateral performance.

Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Options Transactions – Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option,

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $44,768,672 and $39,227,420, respectively.

4.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A company which is an affiliate of the Fund at April 30, 2016, is noted in the Fund’s Portfolio of Investments. Crow Point Defined Risk Global Equity Fund and Crow Point Alternative Income Fund are mutual funds which are considered affiliates because they are under the control of the same investment advisor.

Transactions during the period with a company that is an affiliate are as follows:

	Value-			Dividends		Change in
	Beginning of		Sales	Credited to	Realized	Unrealized	Value - End of
Description	Period	Purchases	Proceeds	Income	Gain/Loss	Gain/Loss	Period
Crow Point Defined Risk Global Equity Fund	$415,794	$100,000	$—	$48,611	$—	$(84,041)	$431,753
Crow Point Alternative Income Fund	—	2,980,000	—	—	—	13,836	2,993,836

5.	DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended April 30, 2016 were as follows:

	Options Written
	Contracts	Premium
Outstanding at Beginning of Period	1,000	$111,958
Options written	30	79,929
Options closed	(10)	(57,980)
Options expired	(1,020)	(133,907)
Outstanding at End of Period	—	$—

For the year ended April 30, 2016, the change in net unrealized depreciation and amount of net realized gains on written options subject to equity price risk amounted to $26,958 and $175,861 respectively. The figures for written options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options written and net realized gain (loss) from options written. For the year ended April 30, 2016, the change in net unrealized appreciation and amount of net realized loss on purchased options subject to equity price risk amounted to $1,794 and $380,775, respectively. The figures for purchased options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options purchased and net realized gain (loss) from options purchased.

The amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

6.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Crow Point Partners, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2016, the Fund incurred $270,702 of advisory fees payable to the Advisor.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investment in other collective investment vehicles or derivative instruments (include for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively (the “Expense Limitation”). During the year ended April 30, 2016, the Advisor waived fees and reimbursed expenses of $177,286.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2016, the total amount of expenses waived/reimbursed subject to recapture was $289,586, of which $51,265 will expire on April 30, 2017, $61,035 will expire on April 30, 2018 and $177,286 will expire on April 30, 2019.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. During the year ended April 30, 2016, pursuant to the Plan, Class A shares paid $23,306 and Class C shares paid $20,550.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended April 30, 2016, the Distributor received $12,533 in underwriting commissions for sales of Class A shares, of which $12,503 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

7.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended April 30, 2016, the Fund assessed $7,171, $838 and $5,443 for Class A, Class C and Class I shares, respectively.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2016	April 30, 2015
Ordinary Income	$232,853	$392,844
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$232,853	$392,844

As of April 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October Loss	Capital Loss	Other	Unrealized	Total
and	Carry	Book/Tax	Appreciation/	Accumulated
Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$(116,679)	$(3,086,444)	$(1,333)	$(50,008)	$(3,254,464)

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on passive foreign investment companies, and adjustments for partnerships, real estate investment trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $8,978.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $107,701.

At April 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$3,086,444	$—	$3,086,444

EAS Crow Point Alternatives Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2016

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), paydowns and C-Corporation return of capital distributions, and adjustments for real estate investment trusts, partnerships, passive foreign investment companies and the capitalization of in lieu dividend payments, resulted in reclassifications for the year ended April 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(108,115)	$108,115

9.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Crow Point Alternatives Fund

We have audited the accompanying statements of assets and liabilities of EAS Crow Point Alternatives Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2016, the related statement of operations for the year then ended, the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Crow Point Alternatives Fund as of April 30, 2016, the results of its operations for the year then ended, its cash flows for the year then ended, its changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2016

EAS Crow Point Alternatives Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales loads and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Crow Point Alternatives Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2015 through April 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	11/1/15	4/30/16	Period*	4/30/16	Period*
EAS Crow Point Alternatives Fund Class A	2.62%	$1,000.00	$970.50	$12.84	$1,011.83	$13.11
EAS Crow Point Alternatives Fund Class C	3.44%	$1,000.00	$967.70	$16.83	$1,007.76	$17.17
EAS Crow Point Alternatives Fund Class I	2.44%	$1,000.00	$972.80	$11.97	$1,012.73	$12.21

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

EAS Crow Point Alternatives Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2016

EAS Crow Point Alternative Fund (Advisor – Crow Point Partners, LLC) *

In connection with the regular meeting held on February 24 & 25, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Crow Point Partners, LLC (“CPP”) and the Trust, with respect to EAS Crow Point Alternatives Fund (the “Fund” or “EAS”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality. The Trustees noted that the adviser was founded in 2006 and is currently managing over $1.1 billion in assets, specializing in the management of global equities, global equity income, fixed income, and alternative investment strategies for separately managed accounts, hedge funds, and mutual funds. They reviewed the background information on the key investment personnel responsible for servicing the Fund taking into consideration their education and noting that the investment team is a veteran group with broad financial industry experience. They noted the adviser’s investment process utilizes a proprietary quantitative research tool to identify companies that meet its investment criteria followed by reviewing fundamentally available information and data pertaining to the companies to determine their attractiveness and appropriateness for inclusion in the Fund’s portfolio relative to peers. The Trustees considered that the adviser evaluates the Fund’s exposure to region, country, sector and market capitalization in order to maintain balanced exposure. They agreed that although not all strategy risks can be eliminated, the adviser demonstrated that it has the experience necessary to maintain a strong risk management program, and are knowledgeable with the various risk factors related to the strategy and have mitigation methods in place to manage risk. They acknowledged that the adviser has a fairly large network of broker-dealers they use to execute a variety of trades and exhibits a robust process to determine best execution. They noted the adviser reported no material compliance or litigation issues. The Board noted that the adviser appears to have sufficient resources to support an intricate investment process that combines the research of both quantitative and fundamental factors. The Board also noted that the adviser maintains both a strong compliance culture and risk management program to support its operation. The Board concluded that CPP has performed well and should continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees noted that when comparing the Fund to its Morningstar category, the Fund exhibits a lower standard deviation along with a higher mean return resulting in a higher Sharpe ratio of 35 bps versus 17 bps for the category. They further noted that Fund has lagged the adviser chosen benchmark in recent periods. The Trustees considered that the Fund has done a good job at capturing more upside than the Morningstar category while still limiting downside capture. They agreed that the Fund is providing sufficient upside to provide capital appreciation and is accomplishing its objective. The Trustees concluded that the adviser should be retained to the benefit of shareholders.

Fees and Expenses. The Trustees noted the adviser charges an advisory fee of 1.00% to the Fund. They acknowledged that the advisory fee is lower than the peer group and Morningstar category averages of 1.32% and 1.12%, respectively. The Trustees considered the Fund’s net expense ratio of 2.61% noting that it is higher than the peer group and Morningstar category averages, but considered that approximately 0.88% of the Fund’s total expenses are attributable to interest on securities sold short and dividend expenses, and not actual Fund operating expenses. The Trustees concluded that the advisory fee was reasonable.

Profitability. The Trustees considered the adviser’s profitability in connection with its relationship with the Fund. They noted that although the adviser has realized a profit in connection with its relationship with the Fund, the amount was relatively small in terms of actual dollars. After discussion, the Trustees concluded that, based on the profitability analysis provided by the adviser, it does not appear that the adviser was excessively profitable from its relationship with the Fund.

EAS Crow Point Alternatives Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2016

Economies of Scale. The Trustees considered whether the adviser had realized economies of scale in the management of the Fund. They noted the adviser has contractually agreed to limit Fund expenses pursuant to an expense limitation agreement. The Trustees acknowledged that the adviser has also indicated a willingness to consider breakpoints as Fund assets grow. After discussion, the Trustees concluded that based on the current size of the Fund, although economies do not appear to have been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund size materially increases.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the advisory agreement is in the best interests of the shareholders of EAS.

* Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

EAS Crow Point Alternatives Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

4/30/16 – NLFT_v1

EAS Crow Point Alternatives Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
April 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.

4/30/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliated to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR
Crow Point Partners, LLC
25 Recreation Park Drive, Suite 110
Hingham, MA 02043

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $13,800

2015 - $13,500

2014 - $16,800

2013 - $16,500

2012 - $30,700

(b)	Audit-Related Fees

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(c)	Tax Fees

2016 - $3,000

2015 - $3,000

2014 - $3,100

2013 - $3,100

2012 - $6,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2012	2013	2014	2015	2016
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,100

2015 - $3,100

2014 - $3,100

2013 - $3,100

2012 - $6,200

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date7/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date7/7/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date7/7/16